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                                  EXHIBIT 23.1


                         Consent of Independent Auditors




The Board of Directors
RomTech, Inc.:

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                           /s/ KPMG Peat Marwick LLP


Philadelphia, Pennsylvania
April 29, 1997

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